Exhibit 99.1

Chanticleer Holdings Announces Merger S-4 Effective by SEC

Sets Meeting Date of Shareholders Relating to Previously Announced Business Combination with Sonnet BioTherapeutics

CHARLOTTE, N.C., Jan. 16, 2020 (GLOBE NEWSWIRE) — Chanticleer Holdings, Inc. (NASDAQ:BURG) (“Chanticleer” or the “Company”), owner, operator, and franchisor of multiple nationally recognized restaurant brands, today announced that its registration statement on SEC Form S-4 (the “Registration Statement”) filed with Securities and Exchange Commission (the “SEC”) in connection with its previously announced merger with Sonnet BioTherapeutics, Inc. was declared effective by the SEC on February 11, 2020.

The special meeting of the Chanticleer stockholders will be held on March 18, 2020, at 9 a.m. PT at 9:00 a.m., at local time, at the offices of Lowenstein Sandler LLP located at One Lowenstein Drive, Roseland, NJ 07068, unless postponed or adjourned to a later date.

The Registration Statement includes a definitive proxy statement and prospectus. Notice of the Special Meeting and a definitive proxy statement/prospectus mailed on February 14, 2020, to stockholders of the Company as of January 24, 2020.

Stockholders who have questions about the merger or the special meeting, or desire additional copies of the proxy statement/prospectus or additional proxy cards or voting instruction forms should the Company’s proxy solicitor at:

Alliance Advisors

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

Toll Free: 800-574-6216

The closing of the merger is subject to approval by Chanticleer’s stockholders and the satisfaction of other customary closing conditions.

Following the merger, Chanticleer will be renamed “Sonnet BioTherapeutics Holdings, Inc.” The shareholders of Sonnet will become the majority owners of Chanticleer’s outstanding common stock upon the closing of the merger. Additionally, as part of this transaction, Chanticleer will spin-off (the “Disposition”) its current restaurant operations, including all assets and liabilities, into a newly created entity (the “Spin-Off Entity”), the equity of which will be distributed out to the stockholders of Chanticleer as of the record date for the Disposition.

Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger, Chanticleer and Sonnet have filed relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that contained a prospectus and a proxy statement. INVESTORS AND SECURITY HOLDERS OF CHANTICLEER AND SONNET ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CHANTICLEER, SONNET AND THE PROPOSED MERGER. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by Chanticleer with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Chanticleer by directing a written request to: Chanticleer Holdings, c/o Michael D. Pruitt, Chief Executive Officer, 7621 Little Avenue, Suite 414, Charlotte, NC 28226. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.

This report shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Chanticleer and its directors and executive officers and Sonnet and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Chanticleer in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Chanticleer and their ownership of shares of Chanticleer’s Common Stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on April 1, 2019, and in subsequent documents filed with the SEC, including the joint proxy statement/prospectus referred to above. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will also be included in the joint prospectus/proxy statement and other relevant materials to be filed with the SEC when they become available. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Chief Executive Officer at Chanticleer at the address described above.

Forward-Looking Statements

This report and the press release attached hereto as Exhibit 99.1 contain forward-looking statements based upon Chanticleer’s and Sonnet’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Chanticleer and Sonnet generally identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. Chanticleer and Sonnet have based these forward-looking statements largely on their then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of Chanticleer’s and Sonnet’s control. Chanticleer’s and Sonnet’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with Chanticleer’s ability to obtain the shareholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in Chanticleer’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by Chanticleer from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither Chanticleer nor Sonnet can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Chanticleer and Sonnet undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

About Chanticleer Holdings, Inc.

Headquartered in Charlotte, NC, Chanticleer Holdings owns, operates, and franchises fast, casual, and full-service restaurant brands, including American Burger Company, BGR – Burgers Grilled Right, Little Big Burger, Just Fresh, and Hooters. For more information, please visit: www.chanticleerholdings.com.

Contact Information:

Investor Relations
Jason Assad
678-570-6791
Ja@chanticleerholdings.com